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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549


                                      FORM 8-K


                                   CURRENT REPORT


                          Pursuant to Section 13 or 15 (d)
                       of the Securities Exchange Act of 1934


                  Date of Report (Date of earliest event reported)
                                    May 17, 1996


                            INDIANA FEDERAL CORPORATION
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               (Exact name of registrant as specified in its charter)


   Delaware                          0-17379                 35-1735820
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(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
 or incorporation or                                     Idenitification Number)
 organization)



56 Washington Street, Valparaiso, Indiana                   46383
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (219) 462-4131


                                  N/A
- --------------------------------------------------------------------------------
(Former name or former address, if changed since last report)




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                                     SIGNATURES





         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 INDIANA FEDERAL CORPORATION



   Date:    July 12, 1996         By:  /s/ George J. Eberhardt
                                        George J. Eberhardt
                                        Executive Vice President































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                                 INDEX TO EXHIBITS


                                                                    Sequentially
                                                                   Numbered Page
                                                                  Where Attached
                                                                        Exhibits
   Exhibit                                                           are Located

   99.1  Press release announcing Indiana Federal
         Corporation's new subsidiary, IFB Investment Services, Inc.

   99.2  Press release announcing Indiana Federal
         Corporation's realignment of management responsibilities































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